                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

      (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR   INVESCO CALIFORNIA VALUE MUNICIPAL INCOME
SERIES TRUST)                                   TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)         INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)           INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH SERIES)       INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO         INVESCO MANAGEMENT TRUST
INTERNATIONAL MUTUAL FUNDS)                     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
AIM INVESTMENT FUNDS (INVESCO INVESTMENT        INVESCO MUNICIPAL OPPORTUNITY TRUST
FUNDS)                                          INVESCO MUNICIPAL TRUST
AIM INVESTMENT SECURITIES FUNDS (INVESCO        INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME
INVESTMENT SECURITIES FUNDS)                    TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)         INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT        INVESCO SECURITIES TRUST
FUNDS)                                          INVESCO SENIOR INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO           INVESCO SENIOR LOAN FUND
TREASURER'S SERIES TRUST)                       INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE  MUNICIPALS
INSURANCE FUNDS)                                INVESCO TRUST FOR INVESTMENT GRADE NEW YORK
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II     MUNICIPALS
INVESCO BOND FUND                               INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        ------------------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        ------------------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                              EXPIRATION
SERIES TRUST)                     WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
------------------       -------------------------------------  --------------  -----------
Invesco Strategic Real    Invesco will waive advisory fees in    4/30/2014      06/30/2016
Return Fund              an amount equal to the advisory fees
                            earned on underlying affiliated
                                      investments

AIM INVESTMENT
FUNDS (INVESCO                                                                  EXPIRATION
INVESTMENT FUNDS                  WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
----------------         -------------------------------------  --------------  -----------
Invesco Global Targeted   Invesco will waive advisory fees in    12/17/2013     06/30/2016
Returns Fund             an amount equal to the advisory fees
                            earned on underlying affiliated
                                      investments

Invesco Strategic         Invesco will waive advisory fees in     5/2/2014      06/30/2016
Income Fund              an amount equal to the advisory fees
                            earned on underlying affiliated
                                      investments

Invesco Unconstrained     Invesco will waive advisory fees in    10/14/2014     06/30/2016
Bond Fund                an amount equal to the advisory fees
                            earned on underlying affiliated
                                      investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                            EXPIRATION
SERIES TRUST)                     WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
--------------------     -------------------------------------  --------------  -----------
Premier Portfolio        Invesco will waive advisory fees in      2/1/2011      12/31/2015
                         the amount of 0.07% of the Fund's
                         average daily net assets

Premier U.S.             Invesco will waive advisory fees in      2/1/2011      12/31/2015
Government Money         the amount of 0.07% of the Fund's
Portfolio                average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL
---------                                  ----------------- ---------------
Invesco American Franchise Fund            February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund    February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                  June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  June 30, 2016
Invesco Equity and Income Fund             February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                   July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund       July 1, 2007     June 30, 2016
Invesco Growth and Income Fund             February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund     July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                 February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund           February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund          April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                          EFFECTIVE DATE COMMITTED UNTIL
---------                          -------------- ---------------
Invesco Charter Fund                July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund   July 1, 2007   June 30, 2016
Invesco Summit Fund                 July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                      EFFECTIVE DATE COMMITTED UNTIL
----                                      -------------- ---------------
Invesco European Small Company Fund        July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund            July 1, 2007   June 30, 2016
Invesco International Small Company Fund   July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund              July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco Alternative Strategies Fund              February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund               October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                       February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE COMMITTED UNTIL
----                                        -------------- ---------------
Invesco Asia Pacific Growth Fund             July 1, 2007   June 30, 2016
Invesco European Growth Fund                 July 1, 2007   June 30, 2016
Invesco Global Growth Fund                   July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund           August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund   July 1, 2007   June 30, 2016
Invesco International Core Equity Fund       July 1, 2007   June 30, 2016
Invesco International Growth Fund            July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund           August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2016
Invesco China Fund                                   July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010     June 30, 2016
Invesco Endeavor Fund                                July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/           September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/           December 17, 2013   June 30, 2016
Invesco International Total Return Fund              July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2016
Invesco MLP Fund                                   August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2016
Invesco Premium Income Fund                       December 13, 2011   June 30, 2016
Invesco Select Companies Fund                        July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                        May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund                    October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                    ----------------- ---------------
Invesco Corporate Bond Fund             February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund           July 1, 2007     June 30, 2016
Invesco High Yield Fund                   July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund    July 1, 2007     June 30, 2016
Invesco Money Market Fund                 July 1, 2007     June 30, 2016
Invesco Real Estate Fund                  July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund              July 1, 2007     June 30, 2016
Invesco U.S. Government Fund              July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                 ----------------- ---------------
Invesco American Value Fund          February 12, 2010  June 30, 2016
Invesco Comstock Fund                February 12, 2010  June 30, 2016
Invesco Energy Fund                    July 1, 2007     June 30, 2016
Invesco Dividend Income Fund           July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund    July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund          February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund         February 12, 2010  June 30, 2016
Invesco Technology Fund                July 1, 2007     June 30, 2016
Invesco Technology Sector Fund       February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund     February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund                 July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund               February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/  December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                     February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund             July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund            February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund            February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund             July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund               February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                   July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund            July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                              ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                              EFFECTIVE DATE COMMITTED UNTIL
----                              -------------- ---------------
Invesco Conservative Income Fund   July 1, 2014   June 30, 2016

                               CLOSED-END FUNDS

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco Advantage Municipal Income Trust II              May 15, 2012   June 30, 2016
Invesco Bond Fund                                        May 15, 2012   June 30, 2016
Invesco California Value Municipal Income Trust          May 15, 2012   June 30, 2016
Invesco Dynamic Credit Opportunities Fund                May 15, 2012   June 30, 2016
Invesco Exchange Fund                                    May 15, 2012   June 30, 2016
Invesco High Income Trust II                             May 15, 2012   June 30, 2016
Invesco Municipal Income Opportunities Trust             June 1, 2010   June 30, 2016
Invesco Municipal Opportunity Trust                      May 15, 2012   June 30, 2016
Invesco Municipal Trust                                  May 15, 2012   June 30, 2016
Invesco Pennsylvania Value Municipal Income Trust        May 15, 2012   June 30, 2016
Invesco Quality Municipal Income Trust                   June 1, 2010   June 30, 2016
Invesco Senior Income Trust                              May 15, 2012   June 30, 2016
Invesco Senior Loan Fund                                 May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade Municipals            May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade New York Municipals   May 15, 2012   June 30, 2016
Invesco Value Municipal Income Trust                     June 1, 2010   June 30, 2016